SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2005

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) on October 21, 2004, the Indiana Department of Revenue (the “Department”) issued a Letter of Findings to an unaffiliated Indiana gaming company that affected all Indiana gaming companies, including Trump Indiana, Inc., a wholly-owned subsidiary of THCR which owns and operates a riverboat casino and hotel in Gary, Indiana, in connection with the Riverboat Wagering Tax (the “Tax”). After several unsuccessful attempts by the Indiana Casino Association, of which Trump Indiana, Inc. is a member, to have the Department’s finding reversed, Trump Indiana, Inc. received a notification from the Department for its share of the industry-wide tax liability. On March 23, 2005, Trump Indiana, Inc. and the Department entered into a settlement agreement (the “Settlement Agreement”) in connection with certain tax obligations of Trump Indiana, Inc. relating to the deductibility of the Tax when computing Indiana adjusted gross income for state tax purposes. A more detailed description of such tax obligations and the deductibility of the Tax was previously disclosed in the Company’s Current Report on Form 8-K filed on October 21, 2004.

Pursuant to the Settlement Agreement, Trump Indiana, Inc. would pay the Department $20,708,071 in consideration of the amounts due, (i) $500,000 of which would be payable within five days of the execution of such agreement (which sum Trump Indiana, Inc. paid upon execution of the Settlement Agreement), (ii) $500,000 of which would be payable on the first day of each month thereafter until the effective date of the chapter 11 plan of reorganization (the “Plan”) of the Company and certain of its subsidiaries currently pending in the United States Bankruptcy Court for the District of New Jersey (the “Court”), and (iii) the balance of which would be payable on the effective date of the Plan. The Plan and other documents and information concerning the Company’s chapter 11 cases are available on the Company’s website for its chapter 11 cases at www.THCRrecap.com (the Company’s website address provided in this current report on Form 8-K is not intended to function as a hyperlink and the information on such website is not and should not be considered part of this report and is not incorporated by reference into this document). The Settlement Agreement and the payments described above are subject to the approval of the Court.

Item 7.01. Regulation FD Disclosure.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

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The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following risks as well as other factors described from time to time in our reports filed with the Securities and Exchange Commission, including our ability to develop, prosecute, confirm and consummate the Plan (or any significant delay with respect thereto); our ability to execute definitive transaction documents in connection with the Plan and perform our obligations thereunder; our ability to obtain the required consents of creditors, stakeholders and other constituencies necessary to implement the Plan; the instructions, orders and decisions of the Court in connection with the Plan, and related effects of legal and administrative proceedings, settlements, investigations and claims; the duration of the chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for us to propose and confirm the Plan; the appointment of a chapter 11 trustee or the conversion of the case to a chapter 7 case; the impact of the Plan on the Company’s liquidity and results of operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others; the Company’s ability to operate pursuant to the terms of the debtor-in-possession financing agreement currently in effect; the Company’s alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries and/or other creditors and stakeholders; high levels of indebtedness that will remain even if the Plan is consummated, which will continue to constrain the Company’s financial and operating activities; risks associated with changes in the Company’s board of directors, management and stockholders upon emergence from bankruptcy; the Company’s preparation and submission of an application to have its common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate the Plan, and the Company’s ability to obtain such a listing; the uncertainty of the Company’s operating results if it is not able to make certain capital expenditures that it has not been able to make in light of diminished cash flows and high interest expenses; the ability of the Company to continue as a going concern; the ability to fund and execute the Company’s business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; the effects of environmental and structural building conditions relating to the Company’s properties; access to available and feasible financing and insurance; changes in laws, regulations or accounting standards, insurance premiums and relations with third parties; approvals and decisions of courts, regulators and governmental bodies; judicial decisions, legislative referenda and regulatory actions, including gaming and tax-related actions; the ability of the Company’s customer-tracking programs and marketing to continue to increase or sustain customer loyalty; the Company’s ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents; abnormal gaming hold percentages; the effects of competition, including locations of competitors and operating and market competition; and the effect of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke
Executive Vice President and
Corporate Treasurer

Dated: March 30, 2005

TRUMP ATLANTIC CITY ASSOCIATES

By: TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke
Vice President and Treasurer

Dated: March 30, 2005

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: March 30, 2005

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: March 30, 2005

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TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: March 30, 2005

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial
and Accounting Officer)

Dated: March 30, 2005

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial
and Accounting Officer)

Dated: March 30, 2005

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